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                                                                    EXHIBIT 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We have issued our report dated March 18, 2005, accompanying the financial statements of Atlas America Public #14-2004 L.P. contained in its Form 10-KSB and incorporated by reference into the Registration Statement on Form 8-A. We consent to the use of the aforementioned report in the Registration Statement and to the use of our name as it appears under the caption "Experts."



/s/ GRANT THORNTON LLP

Cleveland, Ohio
April 29, 2005